                                   EXHIBIT 9

                        CONSENT OF JAMES A. MOYERS, CPA

                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the use in the Registration Statement on Form 10-SB of our report dated December 19, 1999, relating to the financial statements of TBX Resources, Inc., which appear in such Registration Statement.

         Dallas, Texas
         August 11, 2000






                                             /s/ JAMES A. MOYERS
                                            ----------------------------
                                            JAMES A. MOYERS, CPA